Exhibit 10.5

































                          SILGAN PLASTICS SUPPLEMENTAL
                            SAVINGS AND PENSION PLAN



                            SUPPLEMENTAL PENSION PLAN
                                1997 RESTATEMENT

                          SILGAN PLASTICS SUPPLEMENTAL
                            SAVINGS AND PENSION PLAN

                            SUPPLEMENTAL PENSION PLAN
                                1997 RESTATEMENT

                                TABLE OF CONTENTS


ARTICLE I - ESTABLISHMENT AND PURPOSE..........................................1
     1.1    History and Structure..............................................1
     1.2    Purpose............................................................1
     1.3    Type of Plan.......................................................1


ARTICLE II - DEFINITIONS.......................................................3


ARTICLE III - RETIREMENT BENEFITS..............................................3
     3.1    Limitations........................................................3
     3.2    Annual Contribution Amount.........................................4
     3.3    Supplemental Pension Formula.......................................5
     3.4    Transfer of Funds..................................................5
     3.5    Participant's Accounts.............................................5
     3.6    Vesting............................................................6


ARTICLE IV - PAYMENT OF BENEFITS...............................................7
     4.1    Form of Payment....................................................7
     4.2    Time of Payment....................................................7
     4.3    Death Benefits................................. ...................7


ARTICLE V - SOURCES OF PAYMENTS................................................9


ARTICLE VI - PLAN ADMINISTRATOR................................................9
     6.1    Plan Administrator.................................................9
     6.2    Standard of Conduct................................................9


ARTICLE VII - NONALIENATION OF BENEFITS.......................................10


ARTICLE VIII - AMENDMENT AND TERMINATION......................................10

ARTICLE IX - GENERAL PROVISIONS...............................................10
     9.1    Plan Not a Contract of Employment.................................10
     9.2    Construction of Terms.............................................10
     9.3    Successors........................................................11
     9.4    Official Actions..................................................11
     9.5    Controlling State Law.............................................11
     9.6    Severability......................................................11
     9.7    Withholding.......................................................11

                          SILGAN PLASTICS SUPPLEMENTAL
                            SAVINGS AND PENSION PLAN

                            SUPPLEMENTAL PENSION PLAN
                                1997 RESTATEMENT


                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

     1.1 History and Structure. The Silgan Plastics Supplemental Savings and Pension Plan is comprised of two components: the Contributory Retirement Plan and the Supplemental Pension Plan. The Supplemental Pension Plan component of the Silgan Plastics Supplemental Savings and Pension Plan initially was adopted by an instrument dated April 29, 1996. The Plan initially was structured as a traditional defined benefit supplemental plan, which provided a retirement income benefit based on a formula for highly compensated employees whose benefit in the qualified defined benefit plan maintained by Silgan Plastics Corporation was curtailed by the limits applicable to qualified plans.

     Silgan Plastics Corporation now wishes to replace the defined benefit formula with a defined contribution formula. As amended by this 1997 Restatement, the Plan provides a benefit for highly compensated employees whose benefit under the Silgan Plastics Corporation Pension Plan for Salaried Employees is curtailed by certain limitations imposed by the Internal Revenue Code on qualified plans. In general, the present value of the amount of the pension that is so curtailed will be calculated as of the end of each year; such amount will be credited to the account of the Participant; the account will be adjusted for earnings and losses; and the Participant's retirement income benefit will be determined solely by the amount credited to the account of the Participant from time to time.

     The terms and conditions of the Contributory Retirement Plan component of the Silgan Plastics Supplemental Savings and Pension Plan are set forth in a separate instrument.


     1.2 Purpose. The Supplemental Pension Plan is intended to provide benefits to participants in the Silgan Plastics Corporation Pension Plan For Salaried Employees (the "Pension Plan") whose benefits are curtailed by certain limitations imposed by the Internal Revenue Code on qualified plans.


     1.3 Type of Plan. The Supplemental Pension Plan is intended as a nonqualified unfunded deferred compensation plan for federal income tax purposes. For purposes of the Employee Retirement Income Security Act of 1974 ("ERISA") the Supplemental Pension Plan is structured as two plans. The portion of the Supplemental Pension Plan that provides benefits based on limitations imposed by Section 415 of the Internal Revenue Code is intended to be an "excess benefit plan" as described in Section 4(b)(5) of ERISA. The portion of the Supplemental Pension Plan that provides benefits based on limitations imposed by
Section 401(a)(17) of the Internal Revenue Code is intended to be a plan described in Sections 201(2), 301(a)(3) and

401(a)(1) of ERISA providing benefits to a select group of management or highly compensated employees.

                                   ARTICLE II
                                   DEFINITIONS

     2.1 (a) Unless otherwise expressly qualified by the terms or the context of this Supplemental Pension Plan, the terms used in this Supplemental Pension Plan shall have the same meanings as those terms in the Pension Plan.

         (b) "Benefit Amount" shall mean the amount payable to a Participant pursuant to this Supplemental Pension Plan, which is the amount credited to the Supplemental Pension Account of a Participant from time to time in accordance with Article III.

         (c) "Eligible Participant" shall mean Participants in the Pension Plan whose benefits in the Pension Plan are curtailed by the Limitations prescribed in Section 3.1.

         (d) "Employer" shall mean Silgan Plastics Corporation.

         (e) "Excess Compensation shall mean the Covered Compensation of a Plan Participant for a Plan Year in excess of the limitation imposed by Section 401(a)(17) of the Code on the maximum amount of compensation that may be considered under the Pension Plan for such Plan Year.

         (f) "Pension Participant" shall mean a Participant in the Pension Plan.

         (g) "Pension Plan" shall mean the Silgan Plastics Corporation Pension Plan for Salaried Employees, a qualified funded defined benefit pension plan.

         (h) "Plan Year" shall mean the calendar year.

         (i) "Silgan" shall mean Silgan Plastics Corporation.

         (j) "Supplemental Savings and Pension Trust" shall mean the Silgan Plastics Corporation Supplemental Savings and Pension Trust, a Rabbi Trust that is disregarded for purposes of ERISA and is not treated as a separate taxpayer entity for federal income tax purposes.


                                   ARTICLE III
                               RETIREMENT BENEFITS

     3.1 Limitations.

         The Supplemental Pension Plan provides a defined contribution pension benefit to compensate an Eligible Participant for the benefit that would be payable to a Pension Participant under the Pension Plan except for the application of either or both of the following limitations:

         (a) Benefits not payable under the Pension Plan because of the limitations imposed by Section 401(a)(17) of the Code on the maximum amount of compensation that may be considered in determining the benefit payable under the Pension Plan ("Compensation Limitation") (See Section 5.1 of the Pension Plan.); and

         (b) Benefits not payable under the Pension Plan because of the limitations imposed by Section 415 of the Code on the benefit of the Pension Participant ("Section 415 Limitation") (See
                  Article VIII of the Pension Plan).

     3.2 Annual Contribution Amount. As of the end of each Plan Year, the Plan Administrator shall determine the annual Supplemental Employer Contribution amount, if any, for each Eligible Participant, as follows:

         (a) First, calculate the amount accrued under the Supplemental Pension Formula set forth in Section 3.3 below as of the end of the Plan Year in the form of a Single Life Annuity payable monthly beginning at age 65;

         (b) Second, subtract from such monthly amount the highest such monthly benefit determined for such Participant as of the end of any previous Plan Year that resulted in a contribution to the Supplemental Pension Account of such Participant under this Plan;

         (c) Third, determine the lump sum present value of such difference, if any, using the applicable mortality table and applicable interest rate prescribed in Section 417(e) of the Internal Revenue Code of 1986 in effect as of the end of such Plan Year. For this purpose the applicable interest rate stability period shall be monthly and the lookback month shall be the third full calendar month preceding the stability period.

Solely in the case of an Eligible Participant who retires while eligible for an Early Retirement Benefit under Section 5.2 of the Pension Plan, as of the Early Retirement Date of the Participant, the Plan Administrator shall determine a special Supplemental Employer Contribution amount, if any, for such Participant, as follows:

         (a) First, calculate the amount accrued under the Supplemental Pension Formula set forth in Section 3.3 below as of the Early Retirement Date of the Participant in the form of a Single Life Annuity payable monthly beginning at such Early Retirement Date;

         (b) Second, determine the lump sum present value of such benefit, if any, using the applicable mortality table and applicable interest rate prescribed in Section 417(e) of the Internal Revenue Code of 1986 in effect as of the end of such Plan Year, using the stability period and lookback month described above;

         (c) Third, subtract from such lump sum amount the lump such amount calculated pursuant to the immediately preceding paragraph (benefit beginning at age 65) as of the end of the Plan Year that immediately precedes such Early Retirement Date.

If the Early Retirement Date of a Participant coincides with the last day of a Plan Year, the special Early Retirement amount calculated above shall be in lieu of, and not in addition to, the normal annual Supplemental Employer Contribution for that Plan Year.

     3.3 Supplemental Pension Formula. The monthly amount of the supplemental pension for purposes of determining the Supplemental Employer Contribution shall be an amount, payable in the form of a Single Life Annuity, equal to the excess of:

         (a) the monthly retirement benefit that would have been payable to a Pension Participant under the Pension Plan without regard to the Compensation Limitation and the Section 415 Limitation; over

         (b) the amount of the monthly retirement benefit that is in fact payable to such Pension Participant under the Pension Plan.

Such benefit shall be reduced by that portion of the benefit payable from any nonqualified retirement plan maintained by the Monsanto Company or Amoco (including any foreign plans) to the extent that such Monsanto or Amoco benefit duplicates the benefit determined above.

     3.4 Transfer of Funds. The Employer shall transfer the Supplemental Employer Contribution amounts determined in accordance with Section 3.2 in cash to the Supplemental Savings and Pension Trust as soon as administratively feasible after such amount is calculated.

     3.5 Participant's Accounts. A separate "Supplemental Pension Account" shall be established and maintained for each Participant for whom a Supplemental Employer Contribution is required to be made in accordance with Section 3.2. The Plan Administrator shall record the dollar amount of the Supplemental Employer Contribution of each Participant for each Plan Year to the Participant's Supplemental Pension Account.

     The amount credited to the Supplemental Pension Accounts of Participants shall be adjusted no less frequently than annually by the Plan Administrator to reflect earnings, losses, distributions, investment transfers and any other transactions attributable to the investment in the Supplemental Savings and Pension Trust of the amounts allocated to the Accounts of each Participant. The Plan Administrator shall establish such accounting and recordkeeping rules and procedures as are reasonable in the circumstances (such as the nature of the Trust investments) as it in its discretion shall determine; provided that such rules and procedures shall be applied uniformly to Participants in similar circumstances. A date as of which the Accounts of Participants are so adjusted is referred to in this Plan as an "Accounting Date."

     The amount credited to the Accounts of a Participant from time to time as of the most recent Accounting Date shall constitute the Benefit Amount of the Participant at such time.

     3.6 Vesting. The Supplemental Pension Amount of a Participant shall be vested at the same rate as the Participant's benefit is vested in the Pension Plan.

                                   ARTICLE IV
                               PAYMENT OF BENEFITS

     4.1 Form of Payment. The normal form of benefit of the Benefit Amount under this Supplemental Pension Plan shall be a single lump sum payment.

     A Participant may elect to receive his or her Benefit Amount in annual installments not to exceed ten years. The amount of each installment payment shall be determined under the declining balance accounting method. For example, a five year installment payout would be paid as follows: 1/5 of the Benefit Amount in the first year; 1/4 of the remaining Benefit Amount in the second year; 1/3 of the remaining Benefit Amount in the third year; 1/2 of the remaining Benefit Amount in the fourth year; and the balance of the remaining Benefit Amount in the fifth year.

     An election to take installment payments shall be made in writing, in a form prescribed by the Plan Administrator, not later than six months before payment is to commence in accordance with Section 4.2 of this Supplemental Pension Plan. Such an election shall be irrevocable.

     4.2 Time of Payment. Payment(s) of the Benefit Amount of a Participant normally shall commence as soon as administratively feasible after Termination of Employment of the Participant.

     A Participant may elect to defer receipt of a lump sum payment, or to defer commencement of installment payments, until after the end of the first, second, third, fourth or fifth calendar year beginning after his of her Termination of Employment, or until the Participant attains sixty-five years of age; provided that, the installment payment period can never extend more than ten years following Termination of Employment. For example, the installment payout period of a Participant who elected to defer the commencement of installment payments for four years could not exceed six years.

     An election to defer the payment of benefits shall be made in writing, in a form prescribed by the Plan Administrator, not later than six months before payment would normally commence in accordance with this Section. Such an election shall be irrevocable.

     4.3 Death Benefits. Each Participant entitled to a Benefit Amount under this Supplemental Pension Plan shall be entitled to a death benefit equal to the entire Benefit Amount of the Participant, whether or not vested. Such benefit shall be payable to the Beneficiary of the Participant in a single lump sum as soon as administratively feasible after the death of the Participant.

     Each Participant may designate a Beneficiary or Beneficiaries (contingently, consecutively, or successively) of a death benefit and, from time to time, may change his or her designated Beneficiary. A Beneficiary may be a trust. A beneficiary designation shall be made in writing in a form prescribed by the Plan Administrator and delivered to the Plan Administrator while the Participant is alive. If there is no designated Beneficiary surviving at the death of a Participant, payment of any death benefit of the Participant shall be made to the persons and in the proportions which any death benefit under the CIP Plan is or would be payable.

                                    ARTICLE V
                               SOURCES OF PAYMENTS

     Benefits payable under this Supplemental Pension Plan shall be paid by the Employer of each Eligible Participant out of its general assets (except as provided below with respect to a Rabbi Trust). Obligations to pay benefits due Eligible Participants under the Supplemental Pension Plan shall be the primary obligation of the Employer. An Eligible Participant shall not have any rights with respect to benefits from the Employer under the Supplemental Pension Plan other than the unsecured right to receive payments from the Employer. The Benefit Amount, as described in Section 3.5, defines the amount payable by the Employer to a Participant under this Supplemental Pension Plan.

     Except for the obligation to contribute amounts to the Supplemental Savings and Pension Trust, an Employer shall not be obligated to set aside, earmark or escrow any funds or other assets to satisfy its obligation under this Supplemental Pension Plan. Any benefit payable in accordance with the terms of this Supplemental Pension Plan shall not be represented by a note or any evidence of indebtedness other than the promises contained in this Supplemental Pension Plan and the right to receive payments from the Supplemental Savings and Pension Trust.

     The Supplemental Savings and Pension Trust, and any other trust established by the Employer to assist the Employer in meeting its obligations under this Plan, shall conform in substance to the terms of the model trust described in Revenue Procedure 92-64 with respect to the claim of Participants to assets of the Employer and such trust. Payment from the Rabbi Trust of amounts due under the terms of this Supplemental Pension Plan shall satisfy the obligation of the Employer to make such payment out of its general assets. In no event shall any Eligible Participant be entitled to receive payment of an amount from the general assets of the Employer that the Eligible Participant received from the Rabbi Trust.


                                   ARTICLE VI
                               PLAN ADMINISTRATOR

     6.1 Plan Administrator. The Supplemental Pension Plan shall be administered by the person or Committee appointed by Silgan Plastics Corporation to be Plan Administrator of the Pension Plan. The Plan Administrator so appointed shall have all of the authority, rights and duties to administer the Supplemental Pension Plan as is assigned to the Plan Administrator of the Pension Plan. The Plan Administrator may adopt such rules as it may deem necessary, desirable and appropriate to administer the Supplemental Pension Plan. Except as provided in the Rabbi Trust, the decisions of the Plan Administrator, including but not limited to interpretations and determinations of amounts due under this Supplemental Pension Plan, shall be final and binding on all parties.

     6.2 Standard of Conduct. The Plan Administrator shall perform its duties as the Plan Administrator and in its sole discretion shall determine what is appropriate in light of the reason and purpose for which the Supplemental Pension Plan is established and maintained. Except as provided in the Rabbi Trust, the interpretation of all plan provisions and the determination of whether a Participant or Beneficiary is entitled to any benefit pursuant to the terms of the Supplemental Pension Plan, shall be exercised by the Plan Administrator in its sole discretion.

     Any Employer that adopts and maintains this Supplemental Pension Plan hereby consents to actions of the Plan Administrator made in its sole discretion.


                                   ARTICLE VII
                            NONALIENATION OF BENEFITS

     Except as may be required by the federal income tax withholding provisions of the Code or by the tax laws of any State, the interests of Eligible Participants and their beneficiaries under this Supplemental Pension Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt by an Eligible Participant, his beneficiary, or any other person to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Employer may cancel and refuse to pay any portion of a benefit which is sold, transferred, alienated, assigned, pledged, anticipated or encumbered.


                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

     Silgan Plastics Corporation reserves the right to amend, alter or discontinue this Supplemental Pension Plan at any time; provided that no such amendment may eliminate or diminish the benefit to which any Eligible Participant would have been entitled under this Plan if such Participant had incurred a Termination of Employment immediately before the adoption of such amendment. Such action may be taken by any officer of Silgan who has been duly authorized by the Board of Directors of Silgan to perform acts of such kind. In the event no officer of Silgan has been duly authorized, the Vice President, Administration and Human Resources, of Silgan may take any such action.


                                   ARTICLE IX
                               GENERAL PROVISIONS

     9.1 Plan Not a Contract of Employment. This Supplemental Pension Plan does not constitute a contract of employment, and participation in the Supplemental Pension Plan will not give any Eligible Participant the right to be retained in the employment of any of the Employers.

     9.2 Construction of Terms. Words of gender shall include persons and entities of any gender, the plural shall include the singular, and the singular shall include the plural. Section headings exist for reference purposes only, and shall not be construed as part of the Supplemental Pension Plan.

     9.3 Successors. The provisions of this Supplemental Pension Plan shall be binding upon the Employers and their successors and assigns and upon every Eligible Participant and his heirs, beneficiaries, estates and legal representatives.

     9.4 Official Actions. Any action required or permitted to be taken by Silgan Plastics Corporation pursuant to the Supplemental Pension Plan may be performed by the Vice President, Administration and Human Resources, or by any other officer or committee of Silgan which has been duly authorized by the Board of Directors to take actions of that kind.

     9.5 Controlling State Law. To the extent not superseded by the laws of the United States, the laws of the State of Missouri shall be controlling in all matters relating to this Supplemental Pension Plan.

     9.6 Severability. In case any provision of this Supplemental Pension Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Supplemental Pension Plan, and the Supplemental Pension Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth.

     9.7 Withholding. The Employer shall withhold from amounts due under this Supplemental Pension Plan, the amount necessary to enable the Employer to remit to the appropriate government entity or entities on behalf of the Eligible Participant as may be required by the federal income tax withholding provisions of the Code, by an applicable state's income tax, or by an applicable city, county or municipality's earnings or income tax act. The Employer shall withhold from the payroll of, or collect from, an Eligible Participant the amount necessary to remit on behalf of the Eligible Participant any FICA taxes which may be required with respect to amounts accrued by an Eligible Participant hereunder, as determined by the Employer.

     IN WITNESS WHEREOF, Silgan Plastics Corporation has adopted the foregoing instrument this 12 day of February, 1997.

                                    SILGAN PLASTICS CORPORATION


                                    By: /s/ Howard H. Cole
                                        ----------------------------------------

                                    Title: Vice President HR & Adm
                                           -------------------------------------

                                FIRST AMENDMENT
                          SILGAN PLASTICS SUPPLEMENTAL
                            SAVINGS AND PENSION PLAN
                                1997 RESTATEMENT



     The Silgan Plastics Supplemental Savings and Pension Plan (the "Plan") was initially adopted effective April 29, 1996. The Plan has been amended from time to time, most recently in the form of the 1997 Restatement.

     Silgan Plastics Corporation now wishes to amend the 1997 Restatement to provide a special rule for calculating the Annual Contribution Amount for the 2001 Plan Year.

     NOW, THEREFORE, effective January 1, 2002, Section 3.2 of the Plan is hereby amended to read in its entirety as follows:

     3.2 Annual Contribution Amount. As of the end of each Plan Year, the Plan Administrator shall determine the annual Supplemental Employer Contribution amount, if any, for each Eligible Participant, as follows:

     (a) First, calculate the amount accrued under the Supplemental Pension Formula set forth in Section 3.3 below as of the end of the Plan Year in the form of a Single Life Annuity payable monthly beginning at age 65; provided that, for the Plan Year ending December 31, 2001, such calculation shall be based on the Compensation Limitation in effect as of January 1, 2002 ($200,000 for all computation years);

     (b) Second, subtract from such monthly amount the highest such monthly benefit determined for such Participant as of the end of any previous Plan Year that resulted in a contribution to the Supplemental Pension Account of such Participant under this Plan;

     (c) Third, determine the lump sum present value of such difference, if any, using the applicable mortality table and applicable interest rate prescribed in Section 417(e) of the Internal Revenue Code of 1986 in effect as of the end of such Plan Year. For this purpose the applicable interest rate stability period shall be monthly and the lookback month shall be the third full calendar month preceding the stability period.

Solely in the case of an Eligible Participant who retires while eligible for an Early Retirement Benefit under Section 5.2 of the Pension Plan, as of the Early Retirement Date of the Participant, the Plan Administrator shall determine a special Supplemental Employer Contribution amount, if any, for such Participant, as follows:

     (a) First, calculate the amount accrued under the Supplemental Pension Formula set forth in Section 3.3 below as of the Early Retirement Date of the Participant in the

                                                     Silgan Plastics Corporation
                                                                 First Amendment
                                           Supplemental Savings and Pension Plan
                                                                1997 Restatement

================================================================================


          form of a Single Life Annuity payable monthly beginning at such Early Retirement Date;

     (b) Second, determine the lump sum present value of such benefit, if any, using the applicable mortality table and applicable interest rate prescribed in Section 417(e) of the Internal Revenue Code of 1986 in effect as of the end of such Plan Year, using the stability period and lookback month described above;

     (c) Third, subtract from such lump sum amount the lump present value calculated pursuant to the immediately preceding subparagraph of the amount accrued under the Supplemental Pension Formula set forth in
          Section 3.3 below, in the form of a Single Life Annuity payable monthly beginning at age 65, as of January 1 following of the end of the Plan Year that immediately precedes such Early Retirement Date.

If the Early Retirement Date of a Participant coincides with the last day of a Plan Year, the special Early Retirement amount calculated above shall be in lieu of, and not in addition to, the normal annual Supplemental Employer Contribution for that Plan Year.



     IN WITNESS WHEREOF, Silgan Plastics Corporation has adopted this First Amendment this 4 day of December, 2001.


                          SILGAN PLASTICS CORPORATION



                          By:  /s/ H.H. Cole
                               -------------------------------------------------
                               Howard H. Cole
                               Vice President-Human Resources and Administration

                                SECOND AMENDMENT
                          SILGAN PLASTICS SUPPLEMENTAL
                            SAVINGS AND PENSION PLAN
                                1997 RESTATEMENT



     The Silgan Plastics Supplemental Savings and Pension Plan (the "Plan") was initially adopted effective April 29, 1996. The Plan has been amended from time to time, most recently in the form of the 1997 Restatement and a First Amendment to such Restatement.

     Silgan Plastics Corporation now wishes to amend the 1997 Restatement further to change the interest rate for computing benefit accruals.

     NOW, THEREFORE, effective January 1, 2003, Section 3.2 of the Plan is hereby amended to read in its entirety as follows:

     3.2 Annual Contribution Amount. As of the end of each Plan Year, the Plan Administrator shall determine the annual Supplemental Employer Contribution amount, if any, for each Eligible Participant, as follows:

     (a) First, calculate the amount accrued under the Supplemental Pension Formula set forth in Section 3.3 below as of the end of the Plan Year in the form of a Single Life Annuity payable monthly beginning at age 65;

     (b) Second, subtract from such monthly amount the highest such monthly benefit determined for such Participant as of the end of any previous Plan Year that resulted in a contribution to the Supplemental Pension Account of such Participant under this Plan;

     (c) Third, determine the lump sum present value of such difference, if any, using the applicable mortality table prescribed in Section 417(e) of the Internal Revenue Code of 1986 in effect as of the end of such Plan Year and an interest rate of 8%.

Solely in the case of an Eligible Participant who retires while eligible for an Early Retirement Benefit under Section 5.2 of the Pension Plan, as of the Early Retirement Date of the Participant, the Plan Administrator shall determine a special Supplemental Employer Contribution amount, if any, for such Participant, as follows:

     (a) First, calculate the amount accrued under the Supplemental Pension Formula set forth in Section 3.3 below as of the Early Retirement Date of the Participant in the form of a Single Life Annuity payable monthly beginning at such Early Retirement Date;

                                                     Silgan Plastics Corporation
                                                                Second Amendment
                                           Supplemental Savings and Pension Plan
                                                                1997 Restatement

================================================================================

     (b) Second, determine the lump sum present value of such benefit, if any, using the applicable mortality table prescribed in Section 417(e) of the Internal Revenue Code of 1986 in effect as of the end of such Plan Year and an interest rate of 8%;

     (c) Third, subtract from such lump sum amount the lump present value calculated pursuant to the immediately preceding subparagraph of the amount accrued under the Supplemental Pension Formula set forth in
          Section 3.3 below, in the form of a Single Life Annuity payable monthly beginning at age 65, as of January 1 following of the end of the Plan Year that immediately precedes such Early Retirement Date.

If the Early Retirement Date of a Participant coincides with the last day of a Plan Year, the special Early Retirement amount calculated above shall be in lieu of, and not in addition to, the normal annual Supplemental Employer Contribution for that Plan Year.



     IN WITNESS WHEREOF, Silgan Plastics Corporation has adopted this Second Amendment this 11th day of December, 2003.


                         SILGAN PLASTICS CORPORATION



                         By:   /s/ H.H. Cole
                               -------------------------------------------------
                               Howard H. Cole
                               Vice President-Human Resources and Administration



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                          SILGAN PLASTICS SUPPLEMENTAL

                            SAVINGS AND PENSION PLAN



                          CONTRIBUTORY RETIREMENT PLAN

                                2008 Restatement






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                          SILGAN PLASTICS SUPPLEMENTAL
                            SAVINGS AND PENSION PLAN

                          CONTRIBUTORY RETIREMENT PLAN


                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

     1.1 History and Structure. The Silgan Plastics Supplemental Savings and Pension Plan was comprised of two components: the Contributory Retirement Plan and the Supplemental Pension Plan. The Contributory Retirement Plan was established in April, 1995. The Plan was amended from time to time, most recently in the form of a 2000 Restatement.

     The account balances in the plan were frozen as of December 31, 2004, except for adjustments for earning and losses, because of ss.409A of the Internal Revenue Code enacted by the American Jobs Creation Act of 2004. Contributions after 2004 were credited to separate accounts designed to comply with ss.409A. This 2008 Restatement governs payment of amounts credited to such separate accounts.

     1.2 Purpose. This Contributory Retirement Plan is intended to provide benefits to employees whose participation in the qualified Silgan Plastics Corporation Compensation Investment Plan (the "CIP Plan") is limited because of certain discrimination rules and limitations imposed by the Internal Revenue Code on qualified plans.

     1.3 Type of Plan. For federal income tax purposes, the 2005 Silgan Plastics Supplemental Savings and Pension Plan, including this Contributory Retirement Plan component, is intended to be a nonqualified unfunded deferred compensation plan. For purposes of the Employee Retirement Income Security Act of 1974 ("ERISA") the Plan is intended to be a plan described in Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA providing benefits to a select group of management or highly compensated employees.

     1.4 Eligible Participants. This Contributory Retirement Plan provides benefits to those individuals who are actively employed by Silgan Plastics Corporation and whose participation in the CIP Plan is limited because the Employee is a participant in the Silgan Plastics Corporation Management Incentive Plan.

     1.5 Effect of Restatement. This 2008 Restatement is effective January 1, 2008, except as otherwise explicitly provided in this document.

     The Contributory Retirement Plan as in effect on October 3, 2004, without regard to this amendment and restatement, is referred to herein as the Prior Plan. Each Participant's Accounts as of December 31, 2004, without regard to any credits for contributions or transfers as described in Sections 4.1 and 4.2 thereafter, but as adjusted for earnings or losses in accordance with Section
4.8 from time to time, are referred to as the Grandfathered Accounts. Payment of benefits credited to Grandfathered Accounts shall be governed by the Prior Plan.

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     Contributions or transfers as described in Sections 4.1 and 4.2 for periods on and after January 1, 2005, as adjusted for earnings or losses in accordance with Section 4.8, are credited to separate accounts. Payment of amounts during
the   period   after  2004  and  before   2008  that  were   credited   to  such
non-grandfathered accounts were administered in accordance with a good faith interpretation of ss.409A, as documented in part in interim plan documents, plan summaries and administration forms.

     On and after January 1, 2008, payment of amounts credited to such non-grandfathered accounts shall be governed by this 2008 Restatement, as amended from time to time.


                                   ARTICLE II
                                   DEFINITIONS

     2.1 (a) Unless otherwise  expressly  defined by the terms or the context of
this  Contributory   Retirement  Plan,  the  terms  used  in  this  Contributory
Retirement Plan shall have the same meanings as those terms in the CIP Plan.

         (b) "Accounting Date" is defined in Section 4.8.

         (c) "Benefit Amount" shall mean the amount payable to a Participant pursuant to this Contributory Retirement Plan, which is the amount credited to the account of a Participant from time to time in accordance with Article IV.

         (d) "Contributory Retirement Trust" shall mean the Contributory Retirement Trust, which is a component of the Silgan Plastics Supplemental Savings and Pension Trust, a Rabbi Trust that is disregarded for purposes of ERISA and is not treated as a separate taxpayer entity for federal income tax purposes.

         (e) "Covered Compensation" shall mean Compensation of the Participant as defined in the CIP Plan paid by an Employer or an Affiliate, but without regard to the Section 401(a)(17) limit.

         (f) "Eligible Employee" shall mean an Employee first hired by the Employer prior to January 1, 2008 who is actively employed by Silgan Plastics Corporation and whose participation in the CIP Plan is limited because the Employee is a participant in the Silgan Plastics Corporation Management Incentive Plan.

         (g) "Employer" shall mean Silgan Plastics Corporation and any successor thereto or business that assumes the obligations of such corporation or business.

         (h) "Fund" or "Funds" means the investments that determine the gain or loss allocable to each Account described in Section 4.4.

         (i) "Grandfathered Account" shall mean the Account of a Participant as of December 31, 2004, without regard to any credits for contributions or transfers as described in Sections 4.1 and 4.2 thereafter, but as adjusted for earnings or losses in accordance with Section 4.8 from time to time.

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         (j)  "Specified  Employee"  shall mean a key  employee  (as  defined in section Code 416(i) without regard to paragraph (5) thereof) of the Employer or entity or organization that would be considered a single employer with the Employer pursuant to Code ss.ss.414(b) of 414(c), any stock of which is publicly traded on an established securities market or otherwise. A Participant is a key employee if the Participant meets the requirements of Code ss.416(i)(1)(A)(i),
(ii) or (iii) (applied in accordance with the regulations thereunder and disregarding Code ss.416(i)(5)) at any time during the 12 month period ending each December 31. If a Participant is a key employee at any time during the 12-month period ending on such December 31, the Participant is treated as a Specified Employee for the 12-month period beginning on the following April 1. Whether any stock is publicly traded on an established securities market or otherwise must be determined as of the date of the Participant's Termination of Employment.

         (k) "Termination of Employment" shall mean termination of employment from the Employer and its Affiliates (generally 50% common control with the Employer), as defined in IRS regulations under Section 409A of the Code (generally, a decrease in the performance of services to no more than 20% of the average for the preceding 36-month period, and disregarding leave of absences up to six months where there is a reasonable expectation the Employee will return).


                                   ARTICLE III
                                  PARTICIPATION

     An Employee who is or was an Eligible Employee shall be a Participant in this Contributory Retirement Plan for each calendar year after the effective date of the Plan during which such Employee became an Eligible Employee and each subsequent calendar year.


                                   ARTICLE IV
                           RETIREMENT SAVINGS BENEFITS

     4.1 Employee Contributions. Each Participant may elect to contribute to this Contributory Retirement Plan for a calendar year through payroll withholding an amount (expressed in whole percentages of Covered Compensation) up to 10% of Covered Compensation.

     The election must be delivered to the Plan Administrator in writing before the beginning of the calendar year during which the services for which such Covered Compensation is paid are performed. The election for each calendar year shall be irrevocable for the calendar year as of the beginning of such year and shall apply to all Covered Compensation for services rendered in such year; except that a Participant may cancel a deferral election because of a hardship distribution from a cash or deferred profit sharing plan that is qualified under
Section 401(k) of the Internal Revenue Code. If an election is canceled because of a hardship distribution, any later deferral election shall be subject to the provisions governing initial deferral elections.

     If an individual becomes an Eligible Employee on a date other than the first day of a calendar year and such individual has not at any time been eligible to participate in any other elective account balance nonqualified deferred compensation arrangement (determined pursuant


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to Code ss.409A) of the Employer or any other entity or organization  with which the Employer would be considered to be a single employer pursuant to Code ss.ss.414(b) or 414(c), the election may be completed within 30 days of the Eligible Employee's initial eligibility date. In no event shall a Participant be permitted to defer Covered Compensation with respect to services performed before the date on which the election is signed by the Participant and accepted by the Plan Administrator.

     An election made pursuant to this Section must be in writing and in a form acceptable to the Plan Administrator. The Plan Administrator, in its discretion, may prescribe appropriate election rules and procedures; provided that elections for a calendar year must be made not later than the last day of the preceding calendar year, except as permitted by IRS regulations under Section 409A of the Internal Revenue Code. At the time of the deferral election, each employee must also select the distribution method in accordance with Article V.

     4.2 Company Matching Credits. The Employer shall credit a matching amount for each Participant under this Contributory Retirement Plan equal to 50% the Participant's Covered Compensation contributed by the Participant through payroll withholding in accordance with Section 4.1.

     In addition to such matching contributions, the Employer shall credit contributions made pursuant to the Supplemental Pension Plan for Participants entitled to a contribution in accordance with the terms of such Plan.

     4.3 Transfer of Funds. The Employer shall transfer the Employee Contributions made in accordance with Section 4.1 in cash to the Contributory Retirement Trust as soon as administratively feasible after the amount is withheld from payroll, but no less frequently than quarterly; and the Employer shall transfer the Company Matching Credits made in accordance with Section 4.2 on behalf of each Participant in cash to the Contributory Retirement Trust as soon as administratively feasible, but no less frequently than annually.

     4.4 Participant's Accounts. A separate "Grandfathered Account", a separate "Salary Reduction Account" and a separate "Company Account" shall be established and maintained for each Participant (collectively, the "Accounts"). The Grandfathered Account will reflect the Benefit Amount as determined under the Prior Plan, with investment earnings credited thereon. After December 31, 2004, the Plan Administrator shall credit the dollar amount of the salary reduction Employee Contribution of each Participant for each calendar year to the Participant's Salary Reduction Account; and the amount of Matching Contributions and contributions pursuant to the Supplemental Pension Plan for each Participant for each calendar year to the Participant's Company Account.

     4.5 Directed Investments. Each Participant shall be entitled to direct the manner in which the amount credited to his or her Accounts is invested among the Funds that are available for Participant directed investments, which Funds shall be determined by the Plan Administrator in its sole discretion from time to time. The Plan Administrator may designate different Funds for different Participants or classes of Participants. The Plan Administrator reserves the right to change any investment options that may be established pursuant to this Section, including the right to eliminate particular Funds.

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     Such  investments  shall remain the property of the Employer  until paid to the Participant pursuant to the provisions of this Plan or transferred to a trust as described in Article VI. The performance of such investments shall determine the amount payable to each Participant under this Plan from time to time.

     Each Participant shall direct the investment of all amounts credited to each of his or her Deferral Accounts in any one or a combination of such Funds. A Participant may direct the investment of a portion of the balance credited to the Accounts in one Fund and the remaining portion in another Fund in accordance with procedures established by the Plan Administrator.

     An investment direction shall specify the particular Fund or Funds in which new contributions credited to the Accounts of a Participant shall be invested. A Participant also may change his or her investment directions for existing Funds in accordance with procedures established by the Plan Administrator.

     Investment directions by a Participant shall cover the full amount credited to his Accounts. The Employer shall have no responsibility for the investment of amounts credited to the Accounts. Expenses directly allocable to execution of directed investment transactions and administration with respect to the Accounts may be charged to such account.

     4.6 Investment Direction Procedures. The Plan Administrator in its sole discretion may establish conditions, rules and procedures for directing investments by Participants, including, but not limited to, limits on the time and frequency of changing investment directions. The Plan Administrator in its sole discretion also may establish "black-out" periods, when specified changes are not permitted, to facilitate changes in the available Funds or the recordkeeping system. Such conditions, rules and procedures shall be disseminated in a manner reasonably determined to be available to all affected Participants in a reasonable time before the effective date of such condition, rule or procedure.

     4.7 Vesting. The amount credited from time to time to the Salary Reduction Account of a Participant shall be fully vested and nonforfeitable. The amount credited from time to time to the Company Account of a Participant shall be vested at the same rate as "Employer Matching Contributions" are vested in the CIP Plan.

     Payment to a Participant of the vested portion of his or her Benefit Amount shall constitute payment in full of the entire benefit or amount due the Participant under this Contributory Retirement Plan.

     4.8 Adjustment to Accounts. The amount allocated to the Accounts of Participants shall be adjusted no less frequently than annually by the Plan Administrator to reflect earnings, losses, distributions, investment transfers and any other transactions attributable to the investment in the Contributory Retirement Trust of the amounts allocated to the Accounts of each Participant. The Plan Administrator shall establish such accounting and recordkeeping rules and procedures as are reasonable in the circumstances (such as the nature of the Trust investments) as it in its discretion shall determine; provided that such rules and procedures shall be applied uniformly to Participants in similar circumstances. A date as of which the Accounts of Participants are so adjusted is referred to in this Plan as an "Accounting Date."

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         The amount credited to the Accounts of a Participant from time to time as of the most recent Accounting Date shall constitute the Benefit Amount of the Participant at such time.


                                    ARTICLE V
                               PAYMENT OF BENEFITS

     5.1 Time and Form of Payment. The Benefit Amount of a Participant normally shall become payable on the Termination of Employment of the Participant in the form of a lump sum distribution.

     Notwithstanding anything to the contrary in this Plan, no portion of the Benefit Amount may be paid to a Specified Employee until six months after Termination of Employment of the Participant, or, if earlier, the date of death of the Participant.

     A Participant may elect to defer receipt of a lump sum payment until the sixth or any later January after his of her Termination of Employment that occurs before the Participant attains sixty-five years of age.

     A Participant may elect to receive deferred installment payments over a period of up to ten years beginning in the sixth January or any later January after his of her Termination of Employment. The installment payment period can never extend more than fifteen years following Termination of Employment. For example, the installment payout period of a Participant who elected to defer the commencement of installment payments for ten years could not exceed five years. The amount of each installment payment shall be determined under the declining balance accounting method. For example, a five year installment payout would be paid as follows: 1/5 of the Installment Amount in the first year; 1/4 of the remaining Installment Amount in the second year; 1/3 of the remaining Installment Amount in the third year; 1/2 of the remaining Installment Amount in the fourth year; and the balance of the remaining Installment Amount in the fifth year.

     Each Participant's Account (other than the Grandfathered Account) shall be bifurcated into separate halves for purposes of such deferral elections. A Participant may elect installment payments with respect to each half of the Participant's Account independently of the election, if any, with respect to the other half.

     An election to defer the payment of a lump sum or to take deferred installment payments shall be made in writing, in a form prescribed by the Plan Administrator, not later than twelve months before payment is otherwise scheduled to commence in accordance with this Section. Any such election may be revoked until twelve months before a payment is to commence. In addition, any election or revocation will have no effect until twelve months after the date such election or revocation is made. For the purposes of subsequent changes in the time and form of payment under Section 409A of the Code, the right to the series of installment payments shall be treated as the right to a single payment.

     5.2  Actual  Date of  Payment.  An amount  payable on a date  specified  in
Section 5.1 shall be paid as soon as administratively feasible after such date; but no later than the later of

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(a) the end of the calendar year in which the specified date occurs;  or (b) the
15th day of the third calendar month following such specified date and the Participant (or Beneficiary) is not permitted to designate the taxable year of the payment. The payment date may be postponed further if calculation of the amount of the payment is not administratively practicable due to events beyond the control of the Participant (or Beneficiary), and the payment is made in the first calendar year in which the calculation of the amount of the payment is administratively practicable.

     The Benefit Amount due the Participant shall be the balance credited to the Account of the Participant on the actual date of payment.

     5.3 Death Benefits. Each Participant entitled to a Benefit Amount under this Contributory Retirement Plan shall be entitled to a death benefit equal to the entire Benefit Amount of the Participant, whether or not vested. Such benefit shall be payable to the Beneficiary of the Participant in a single lump sum as soon as administratively feasible after the death of the Participant.

     Each Participant may designate a Beneficiary or Beneficiaries (contingently, consecutively, or successively) of a death benefit and, from time to time, may change his or her designated Beneficiary. A Beneficiary may be a trust. A beneficiary designation shall be made in writing in a form prescribed by the Plan Administrator and delivered to the Plan Administrator while the Participant is alive. If there is no designated Beneficiary surviving at the death of a Participant, payment of any death benefit of the Participant shall be made to the persons and in the proportions which any death benefit under the CIP Plan is or would be payable.

     5.4 Grandfathered Account. Payment of amounts credited to the Grandfathered Account of a Participant shall be made under the terms of the Prior Plan, attached hereto as an appendix.


                                   ARTICLE VI
                               SOURCES OF PAYMENTS

     Benefits payable under this Contributory Retirement Plan shall be paid by the Employer out of its general assets (except as provided below with respect to the Contributory Retirement Trust). Obligations to pay benefits due Participants under this Contributory Retirement Plan shall be the primary obligation of the Employer. A Participant shall not have any rights with respect to payment of benefits from the Employer under this Contributory Retirement Plan other than the unsecured right to receive payments from the Employer. The Benefit Amount, as described in Section 4.4, defines the amount payable by the Employer to a Participant under this Contributory Retirement Plan.

     Except for the obligation to contribute amounts to the Contributory Retirement Trust, an Employer shall not be obligated to set aside, earmark or escrow any funds or other assets to satisfy its obligation under this Contributory Retirement Plan. Any benefit payable in accordance with the terms of this Contributory Retirement Plan shall not be represented by a

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note or any evidence of indebtedness  other than the promises  contained in this
Contributory Retirement Plan and the right to receive payments from the Contributory Retirement Trust.

     The Contributory Retirement Trust, and any other trust established by an Employer to assist the Employer in meeting its obligations under this Plan, shall conform in substance to the terms of the model trust described in Revenue Procedure 92-64 with respect to the claim of Participants to assets of the Employer and such trust. Payment from the Contributory Retirement Trust of amounts due under the terms of this Contributory Retirement Plan shall satisfy the obligation of the Employer to make such payment out of its general assets. In no event shall any Participant be entitled to receive payment of an amount from the general assets of an Employer that the Participant received from the Contributory Retirement Trust.


                                   ARTICLE VII
                               PLAN ADMINISTRATOR

     7.1 Plan Administrator. This Contributory Retirement Plan shall be administered by a person or committee appointed by the Employer as Plan Administrator. The Plan Administrator so appointed shall have all of the authority, rights and duties to administer this Contributory Retirement Plan as is assigned to the Plan Administrator of the CIP Plan. The Plan Administrator may adopt such rules as it may deem necessary, desirable and appropriate to administer this Contributory Retirement Plan. The decisions of the Plan Administrator, including but not limited to interpretations and determinations of amounts due under this Contributory Retirement Plan, shall be final and binding on all parties.

     7.2 Standard of Conduct. The Plan Administrator shall perform its duties as the Plan Administrator and in its sole discretion shall determine what is appropriate in light of the reason and purpose for which this Contributory Retirement Plan is established and maintained. The interpretation of all plan provisions and the determination of whether a Participant or Beneficiary is entitled to any benefit pursuant to the terms of this Contributory Retirement Plan, shall be exercised by the Plan Administrator.


                                  ARTICLE VIII
                            NONALIENATION OF BENEFITS

     Except as may be required by the federal income tax withholding provisions of the Code or by the laws of any State, the interests of Participants and their Beneficiaries under this Contributory Retirement Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt by a Participant or his Beneficiary to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Employer may cancel and refuse to pay any portion of a benefit which is sold, transferred, alienated, assigned, pledged, anticipated or encumbered.

     Distribution pursuant to a domestic relations order of all or any portion of the Participant's vested Benefit Amount may be paid to an Alternate Payee (as defined in Section 414(p) of the Code) who is a former spouse in an amount specified in such domestic relations

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

order in a lump-sum cash payment as soon as administratively feasible after the Plan Administrator determines that the order is a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).


                                   ARTICLE IX
                            AMENDMENT AND TERMINATION

     Silgan  Plastics   Corporation  reserves  the  right  to  amend,  alter  or
discontinue this Contributory Retirement Plan at any time; provided that, no such amendment may reduce the entitlement of a Participant to payment of the Benefit Amount of the Participant determined as of the time of such amendment. Such action may be taken by the Silgan Plastics Corporation Employee Benefits Committee, or any other officer of Silgan Plastics Corporation who has been duly authorized by its Board of Directors to perform acts of such kind.


                                    ARTICLE X
                               GENERAL PROVISIONS

     10.1 Plan Not a Contract of Employment. This Contributory Retirement Plan does not constitute a contract of employment, and participation in this Contributory Retirement Plan will not give any Participant the right to be retained in the employment of any of the Employer. The right of a Participant to payment of a Benefit Amount pursuant to this Contributory Retirement Plan is intended as a supplemental component of the overall employment agreement between the Employer and the Participant.

     10.2 Successors. The provisions of this Contributory Retirement Plan shall be binding upon the Employer and its successors and assigns and upon every Participant and his heirs, beneficiaries, estates and legal representatives.

     10.3 Official Actions. Any action required to be taken by the Board of Directors of Silgan Plastics Corporation pursuant to this Contributory
Retirement Plan may be performed by any person or persons, including a committee, to which the Board of Directors of Silgan Plastics Corporation delegates the authority to take actions of that kind. Whenever under the terms of this Contributory Retirement Plan an entity corporation is permitted or required to take some action. Such action may be taken by an officer of the corporation who has been duly authorized by the Board of Directors of such corporation to take actions of that kind.

     10.4 Controlling State Law. To the extent not superseded by the laws of the United States, the laws of the State of Missouri shall be controlling in all matters relating to this Contributory Retirement Plan.

     10.5 Severability. In case any provision of this Contributory Retirement Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Contributory Retirement Plan, and this Contributory Retirement Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth.

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

     10.6 Withholding. The Employer shall withhold from amounts due under this Contributory Retirement Plan, the amount necessary to enable the Employer to remit to the appropriate government entity or entities on behalf of the Participant as may be required by the federal income tax withholding provisions of the Code, by an applicable state's income tax, or by an applicable city, county or municipality's earnings or income tax act. The Employer shall withhold from the payroll of, or collect from, a Participant the amount necessary to remit on behalf of the Participant any FICA taxes which may be required with respect to amounts accrued by a Participant hereunder, as determined by the Employer.

     10.7 Rules of Construction. The terms and provisions of this Plan shall be construed according to the principles, and in the priority, as follows: first, in accordance with the meaning under, and which will bring the Plan into conformity with, section 409A of the Code; and secondly, in accordance with the laws of the State of Missouri. The Plan shall be deemed to contain the provisions necessary to comply with such laws. If any provision of this Plan shall be held illegal or invalid, the remaining provisions of this Plan shall be construed as if such provision had never been included. Wherever applicable, the masculine pronoun as used herein shall include the feminine, and the singular shall include the plural. The term profit shall mean profit or loss, as the case may be, and the term credit shall mean credit or charge, as the case may be.

     IN WITNESS WHEREOF, the undersigned hereby certifies that Silgan Plastics Corporation has duly adopted this Restatement.

                                   SILGAN PLASTICS CORPORATION


                                   By:     /s/ Amanda Poitra
                                           -------------------------------------

                                   Title:  VP - HR                             .
                                           -------------------------------------


                                   Date:   8/25/08                             .
                                           -------------------------------------


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